Project Poseidon December 2020 Exhibit 99.2

Forward-Looking Statements 2 The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by the forward-looking statements included herein. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “would,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of such terms or other comparable terminology. These risks, uncertainties and other factors, are disclosed and discussed by ION from time to time in its filings with the Securities and Exchange Commission, including its Annual Report on form 10-K and its Quarterly Reports on form 10-Q. You should review these disclosures in connection with your review of this presentation.

Potential Transaction Overview  ION Geophysical Corporation (“ION” or the “Company”) is a leading technology and data provider that delivers powerful data‐driven-decision making capabilities, boasts strong market fundamentals, and is well positioned to capture market share gains in the offshore production sector and port management.  Additionally, the Company has been able to penetrate and broaden its addressable market into offshore logistics, port management and defense primarily through development of a new proprietary software platform. Other target markets include harbor security and marine robotics.  The Company is now seeking to exchange its existing 2nd Lien Notes due 2021 for some cash and New 2nd Lien Convertible Notes due 2025 (the “Exchange Transaction”)  The Company is also seeking to raise up to $50 million in proceeds through a rights offering transaction (the “Rights Offering”) through which existing holders of the Company’s stock will be granted the right to purchase New 2nd Lien Convertible Notes or new shares of common stock  Proceeds from the Rights Offering will be used to fund the cash portion of the exchange transaction, make the necessary capital investments to support the Company’s growth, and help execute key strategic business initiatives, among others. 3 ION Powers Data-Driven Decisions ION has a Global Footprint

Senior Management Team 4

Business Overview

ION delivers powerful data-driven decision-making to offshore energy, ports, and defense industries

- Technology-focused firm for 51 years
  - Listed on the NYSE under the ticker IO; Based in Houston, TX
  - ~450 employees – many with advanced degrees
  - HQ in Houston, TX with 10 global offices
- Innovative with large IP portfolio
  - 500 patents and pending applications
  - 10% revenues invested in R&D
- Strategy focused on creating value and doing fewer things better
  - 2019 → $175mm in Revenue; $32mm in Adj. EBITDA[1]
  - LTM 3Q 2020 → $138mm in Revenue; $26mm in Adj. EBITDA

Strategic Focus Areas and Growth Opportunities

- Expected rebound in core market
- Provide new 3D multi-client data with higher earnings potential
- Diversify technologies into attractive adjacent markets

Grow Core | Broaden Core Offerings | Diversify Beyond Core

E&P Technology & Services

E&P Technology & Services
~75% Revenues
~$4B Market



- Overview – Subsurface database helps E&P companies find and develop the lowest cost energy
- Ambition – Increase market share by providing new 3D multi-client data with higher earnings potential

Operations Optimization

Operations Optimization
~25% Revenues
~$10B Market



- Overview – Mission critical software and hardware optimize vessel movements and operations
- Ambition – Expand software core market success into attractive markets, initially ports and harbors

(1) 2019 Pro-Forma Adj. EBITDA of over $50mm, reflecting <$20mm in permanent cost reductions implemented in January 2020

5

ion

Significant Global Data Library Asset Value (NOLV) >$100M 355,000 sq km 3D and >740,000 km 2D 6 Access Exploration Appraisal Development Production E&P Lifecycle 2D 3D Historical ION Focus Providing New 3D Multi-client Data Higher resolution imagery for higher stakes decisions Subsurface Data

 Digitalization wave taking place offshore, opportunity for smarter, safer operations  Software integrates data streams, improving situational awareness and planning – Combines operational plans with environmental data (vessels, ocean currents, weather, etc.)  Enabled paradigm shift from radio and spreadsheets to smart enterprise-wide SaaS software  Significant traction in core market, diversifying into larger energy logistics and port markets Compelling Offshore Optimization Software Market >$500M ‘Air traffic control’ for the marine environment 7 Proprietary Data Management Platform Integrated GIS Visualization Layer Proprietary Application Layer Diverse Data Inputs Diverse Market Applications Offshore Wind Shipping Port Mgmt Harbor Security E&P GPS/AIS Operational plans Radar GIS Environmental data

Financial Summary Key Assumptions:  Revenue: – Modest improvement expected in 2nd half of FY 2021; recovery expected to take hold in FY2022 and beyond  Operating Expenses: – Operating expenses in FY2021 and FY 2022 reflect recent cost reduction initiatives, modest growth in total operating expenses projected as recovery takes hold  Investments (Multi-Client Data Library & Capital Expenditures): – Investment in Multi-Client Data Library tied to further penetration into 3D new acquisition multi-client market – Other capital expenditures expected to remain modest for the foreseeable future 8 $197.6 $180.0 $174.7 - $142.6 $167.6 $184.3 $198.1 $95.4 $35.1 14.3% (8.9%) (3.0%) (25.3%) 9.3% 17.5% 10.0% 7.5% 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P Total Revenue YTD 3Q 2020A 4Q 2020E %-Growth $130.5 $64.5 $41.7 $31.9 - $44.4 $58.1 $66.5 $72.8 $16.5 $10.0 32.6% 23.2% 18.3% 20.3% 31.1% 34.7% 36.1% 36.7% 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P Adj. EBITDA YTD 3Q 2020A 4Q 2020E %-Margin $26.5 Revenue & %-Growth Adj. EBITDA & %-Margin Investment in Multi-Client Data Library & Capital Expenditures $23.7 $28.3 $28.8 $28.5 $25.8 $32.4 $35.8 $38.5 $1.1 $1.5 $2.4 $1.3 $3.3 $3.5 $3.7 $3.9 $24.8 $29.8 $31.2 $29.8 $29.2 $35.9 $39.5 $42.4 12.5% 16.5% 17.9% 22.9% 20.5% 21.5% 21.4% 21.4% 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P Investment in Multi-Client Library Capital Expenditures Total Investments (% of Revenue)

Investment Highlights 9 Strong Portfolio Base  Global subsurface data library (740,000 km 2D and 355,000 sq km 3D)  Well established and highly lucrative software portfolio covering the full value chain, including new logistics applications  Substantial, well protected IP portfolio with ~500 patents and pending patent applications Diversified Offerings Enhance Strong Underlying Business  Digitalization creates increasingly valuable opportunity to optimize decision-making  Diversifying offerings into higher value energy production and promising adjacent markets  Energy production, harbor security, port management, military and robotics  Helps to maintain more consistently strong margins versus undiversified peers  Licensing subsurface data is the biggest near-term growth driver, especially in the 3D market Asset Light Business Strategy  Full value chain service provider without the burden of heavy fixed costs from survey equipment  Unencumbered by fleet utilization concerns, unlike some peers  Streamlined business to focus on higher potential return asset light offerings, primarily licensed data and software  Asset-intensive data acquisition is outsourced to third party operators  Continuing to maintain a high standard for customer underwriting on data library investments  Capability to flex capex investments based on industry trends Improving Market Dynamics  Offshore exploration and production is expected to increase to fill a supply gap in the next decade that shale can’t meet  To maximize shareholder value, E&Ps are focused on lowest breakeven plays and best terms  Structural changes and better terms have improved offshore ROI, becoming more attractive and competitive with shale  Conventional exploration returns rebounded to double digits pre-COVID, making it attractive once again to invest in to deliver shareholder returns Expert Management Team  Experienced and highly capable leadership team with a proven track record of delivering returns in technology and energy  150+ years of combined industry experience among top 5 executives Prudent Balance Sheet Management  Company continues to engage in opportunistic transactions to reduce leverage and improve capitalization  Cash balance of $51.1 million as of September 30, 2020

Summary of Noteholder Exchange Transaction Proposal 10 Key Terms Existing Notes Amount: $120.569 million Exchange Consideration: For each $1,000 of Existing Notes tendered, Eligible holders to receive: - $150 of cash, and - $850 of New 2nd Lien Convertible Notes (as described in more detail below), provided that: (i) up to $20 million of New 2nd Lien Convertible Notes may be converted to common stock at the Company’s option at the Rights Offering Price, for every dollar of Rights Offer proceeds in the form of common stock and (ii) holders of Existing Notes can elect to receive such pro rata share of common stock in lieu of 2nd Lien Convertible Notes if the Company does not exercise such conversion option, provided further that the Company will purchase New 2nd Lien Convertible Notes from participating noteholders on a pro-rata basis with 50% of any Excess Proceeds raised through the Rights Offering Transaction -$35 in the form of either (i) cash (ii) common stock, based on the 20-day weighted average trading price (“VWAP”) of the common stock straddling the announcement date (the “Deal Price”), or (iii) New 2nd Lien Convertible Notes, at the Company’s option Treatment of Accrued Interest: All accrued and unpaid interest on the Existing Notes will be paid in cash up to and including the Closing Date New 2L Conv. Notes Coupon Rate: 8.0% per annum New 2L Conv. Notes Maturity Date: 12/15/2025 Amortization / Early Conversion Provisions: No Amortization / Company will have the ability to force conversion of the New Notes if, after 18 months, the Company’s stock has a 20-day VWAP equal to or greater to 175% of the Conversion Price, provided that if the Notes are converted to equity prior to the 3 year anniversary of the Issue Date, Noteholders will be entitled to a customary “Make-Whole” premium payment (in cash) calculated to the 3 year anniversary using the customary T+50 discounting methodology New 2L Conv. Notes Conversion Price: 25% premium to the Deal Price subject to a collar between $1.80 - $3.00 per share New 2L Conv. Notes Collateral: 2nd priority security interest in substantially all of the Issuer’s working capital and fixed assets New 2L Conv. Notes Covenants: 1st Lien debt capacity reduced from $100 million to $75 million, otherwise substantially similar to covenant regime of Existing Notes and otherwise mutually agreeable to the Company and Noteholders Governance: New 2nd Lien Convertible Noteholders will have the right to appoint two additional independent directors to the Board of Ion Geophysical, plus additional rights and protections concerning governance and voting to be determined Implementation: Select Noteholders will enter into a Restructuring Support Agreement according to which they will commit to participate in the Exchange Transaction subject to a TBD minimum participation rate and the Company’s ability to obtain the requisite shareholder approval of the transaction

Summary of Proposed Rights Offering Transaction & Backstop Agreement 11 Key Terms Total Rights Offering Amount: Each shareholder will be granted the right to buy their pro rata share of up to $50 million of either: (i) New 2nd Lien Convertible Notes, or (ii) New Shares of Common Stock Total Backstop Amount: TBD, provided that the Exchange Transaction is conditioned upon at least $20 million in proceeds coming in through the Rights Offering some or all of which may be backstopped prior to the Announcement Date Backstop Commitment Parties: TBD [Select Noteholders and potentially certain large equity owners] Rights Offering Subscription Price: (i) For New 2nd Lien Convertible Notes: Par (ii) For New Shares of Common Stock: the Deal Price Over-subscription Privilege: If a shareholder exercises its basic subscription rights in full, and any portion of the shares remain available under the rights offering, the shareholder will be entitled to an over-subscription privilege to purchase a portion of the unsubscribed shares at the Rights Offering Subscription Price Backstop Commitment Premium: 5.0% of the Backstop Commitment Amount – payable in the form of new shares issued to the Backstop Commitment Parties allocated pro- rata based on each Commitment Party’s Backstop Commitment Percentage Use of Proceeds: The first $35 million will be used for general corporate purposes (the “Initial Amount”), 50% of any incremental proceeds raised in excess of the Initial Amount (the “Excess Proceeds”) will be made available to repurchase New 2nd Lien Convertible Notes that have been issued through the Exchange Offer Transaction on a pro-rata basis in cash Other Terms: All other terms not specified in this term sheet shall be negotiable and consistent with similar transactions of this type

Sources & Uses / Pro-Forma Capitalization

Source & Uses

Sources:	
New 2L Notes Issued Through Exchange	$106,704
New 2L Notes Issued Through Rights Offering	19,688
New Equity Issued Through Rights Offering	6,563
Total Sources:	**$132,954**
Uses:	
Retirement of Existing Notes	$120,569
Exchange Premium	4,220
Rights Offering Backstop Fees	1,250
Transaction Fees	4,000
Cash to the Balance Sheet	$2,915
Total Uses:	**$132,954**

Pro Forma Capitalization – Collar Midpoint

Assumptions:

Total Amount of Notes	120,569	Total Amount of Commitments in Rights Offering	25,000
% Participation	100%	% of Rights Offering in New Notes	75%
New 2L Notes Issued in Exchange	**106,704**	New 2L Notes Commitments in Rights Offering	18,750
		Plus Backstop Fee	938
Deal Price	$ 1.92	**Total 2L Notes Issued in Rights Offering**	**19,688**
Conversion Price	$ 2.40		
		New Equity Commitments in Rights Offering	6,250
Current TEV at Deal Price	121,827	Plus Backstop Fee	313
Conversion Trigger	$ 4.20	**Total Equity Raised in Rights Offering**	**6,563**
Implied Conversion TEV	268,069		

	As of Sep-20		Adj. for Exch Trxn	Pro-Forma Post-Trxn		Adj. for Conversion	Pro-Forma Post-Conv.	
Cash[1]	**$51,056**		*2,915*	**$53,971**			**$53,971**	
Revolving Credit Facility	22,500			22,500			22,500	
Equipment Finance Leases	1,027			1,027			1,027	
9.125% 2L Notes due 2021	120,569		*($120,569)*	-			-	
New 8.000% Convertible 2L Notes due 2025	-		*$126,391*	126,391		*(126,391)*	-	
Total Debt	**$144,096**			**$149,918**			**$23,527**	
Book Value of Equity [2]	(59,524)		*6,563*	(52,962)		*126,391*	73,430	
Total Capitalization	**$84,572**			**$96,957**			**$96,957**	
Shareholder Ownership		***% ownshp***			***% ownshp***			***% ownshp***
Current # of basic shares	14.993	*100%*		14.993	*81%*		14.993	*21%*
Shares issued thru R.O.	-	*0%*	3.418	3.418	*19%*		3.418	*5%*
Net shares issued to NHs (if coverted)	-	*0%*		-	*0%*	52.663	52.663	*74%*
Total Shares Outstanding	***14.993***			***18.411***			***71.074***	

(1) Assumes backstop fee is netted out of gross proceeds from backstop
(2) Excludes Impact of Transaction Fees

12

Sources & Uses / Pro-Forma Capitalization

Source & Uses

Sources:	
New 2L Notes Issued Through Exchange	$106,704
New 2L Notes Issued Through Rights Offering	19,688
New Equity Issued Through Rights Offering	6,563
Total Sources:	**$132,954**

Uses:	
Retirement of Existing Notes	$120,569
Exchange Premium	4,220
Rights Offering Backstop Fees	1,250
Transaction Fees	4,000
Cash to the Balance Sheet	$2,915
Total Uses:	**$132,954**

Pro Forma Capitalization – Collar Lower Bound

Assumptions:

Total Amount of Notes	120,569	Total Amount of Commitments in Rights Offering	25,000
% Participation	100%	% of Rights Offering in New Notes	75%
New 2L Notes Issued in Exchange	**106,704**	New 2L Notes Commitments in Rights Offering	18,750
		Plus Backstop Fee	938
Deal Price	$ 1.44	**Total 2L Notes Issued in Rights Offering**	**19,688**
Conversion Price	$ 1.80		
		New Equity Commitments in Rights Offering	6,250
Current TEV at Deal Price	114,631	Plus Backstop Fee	313
Conversion Trigger	$ 3.15	**Total Equity Raised in Rights Offering**	**6,563**
Implied Conversion TEV	252,326		

	As of Sep-20		Adj. for Exch Trxn	Pro-Forma Post-Trxn		Adj. for Conversion	Pro-Forma Post-Conv.	
Cash[1]	**$51,056**		*2,915*	**$53,971**			**$53,971**	
Revolving Credit Facility	22,500			22,500			22,500	
Equipment Finance Leases	1,027			1,027			1,027	
9.125% 2L Notes due 2021	120,569		*($120,569)*	-			-	
New 8.000% Convertible 2L Notes due 2025	-		*$126,391*	126,391		*(126,391)*	-	
Total Debt	**$144,096**			**$149,918**			**$23,527**	
Book Value of Equity [2]	(59,524)		*6,563*	(52,962)		*126,391*	73,430	
Total Capitalization	**$84,572**			**$96,957**			**$96,957**	
Shareholder Ownership		***% ownshp***			***% ownshp***			***% ownshp***
Current # of basic shares	14.993	*100%*		14.993	*77%*		14.993	*17%*
Shares issued thru R.O.	-	*0%*	4.557	4.557	*23%*		4.557	*5%*
Net shares issued to NHs (if coverted)	-	*0%*		-	*0%*	70.217	70.217	*78%*
Total Shares Outstanding	***14.993***			***19.551***			***89.768***	

(1) Assumes backstop fee is netted out of gross proceeds from backstop
(2) Excludes Impact of Transaction Fees

13

Sources & Uses / Pro-Forma Capitalization

Source & Uses

Sources:	
New 2L Notes Issued Through Exchange	$106,704
New 2L Notes Issued Through Rights Offering	19,688
New Equity Issued Through Rights Offering	6,563
Total Sources:	**$132,954**

Uses:	
Retirement of Existing Notes	$120,569
Exchange Premium	4,220
Rights Offering Backstop Fees	1,250
Transaction Fees	4,000
Cash to the Balance Sheet	$2,915
Total Uses:	**$132,954**

Pro Forma Capitalization – Collar Upper Bound

Assumptions:

Total Amount of Notes	120,569	Total Amount of Commitments in Rights Offering	25,000
% Participation	100%	% of Rights Offering in New Notes	75%
New 2L Notes Issued in Exchange	**106,704**	New 2L Notes Commitments in Rights Offering	18,750
		Plus Backstop Fee	938
Deal Price	$ 2.40	**Total 2L Notes Issued in Rights Offering**	**19,688**
Conversion Price	$ 3.00		
		New Equity Commitments in Rights Offering	6,250
Current TEV at Deal Price	129,024	Plus Backstop Fee	313
Conversion Trigger	$ 5.25	**Total Equity Raised in Rights Offering**	**6,563**
Implied Conversion TEV	283,812		

	As of Sep-20		Adj. for Exch Trxn	Pro-Forma Post-Trxn		Adj. for Conversion	Pro-Forma Post-Conv.	
Cash[1]	**$51,056**		***2,915***	**$53,971**			**$53,971**	
Revolving Credit Facility	22,500			22,500			22,500	
Equipment Finance Leases	1,027			1,027			1,027	
9.125% 2L Notes due 2021	120,569		*($120,569)*	-			-	
New 8.000% Convertible 2L Notes due 2025	-		*$126,391*	126,391		*(126,391)*	-	
Total Debt	**$144,096**			**$149,918**			**$23,527**	
Book Value of Equity[2]	(59,524)		*6,563*	(52,962)		*126,391*	73,430	
Total Capitalization	**$84,572**			**$96,957**			**$96,957**	
Shareholder Ownership		*% ownshp*			*% ownshp*			*% ownshp*
Current # of basic shares	14.993	*100%*		14.993	*85%*		14.993	*25%*
Shares issued thru R.O.	-	*0%*	2.734	2.734	*15%*		2.734	*5%*
Net shares issued to NHs (if coverted)	-	*0%*		-	*0%*	42.130	42.130	*70%*
Total Shares Outstanding	***14.993***			***17.728***			***59.858***	

(1) Assumes backstop fee is netted out of gross proceeds from backstop
(2) Excludes Impact of Transaction Fees

14